UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
December 15, 2005
Collegiate Funding Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50846 (Commission File Number)	04-3649118 (I.R.S. Employer Identification No.)
10304 Spotsylvania Avenue, Suite 100, Fredericksburg, Virginia 22408
(Address of Principal Executive Offices and Zip Code)
(540) 374-1600
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     On December 15, 2005, Collegiate Funding Services Inc. (“CFS”) announced that it had entered into a definitive agreement to be acquired by JPMorgan Chase Bank, National Association for $20.00 per share, in cash. The Board of Directors of CFS approved the agreement in a special meeting on December 14, 2005. The transaction is subject to CFS stockholder approval and other customary conditions and is expected to be completed during the first quarter of 2006.
     A copy of the joint press release issued by CFS and JPMorgan Chase Bank on December 15, 2005 announcing the merger is attached as an exhibit hereto.

Important Legal Information
     In connection with the proposed merger, Collegiate Funding Services will file a proxy statement with the Securities and Exchange Commission (“SEC”). Before making any voting decision, Collegiate Funding Services’ stockholders and investors are urged to read the proxy statement regarding the merger and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed merger. The proxy statement and other documents will be available free of charge at the SEC’s Web site, www.sec.gov. Stockholders and investors in Collegiate Funding Services will also be able to obtain the proxy statement and other documents free of charge by directing their requests to Collegiate Funding Services, Office of the Corporate Secretary, 1-800-762-6441, ext. 5329.
     Collegiate Funding Services and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding Collegiate Funding Services’ directors and executive officers is available in Collegiate Funding Services’ proxy statements and Annual Report on Form 10-K, previously filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Joint Press Release, dated December 15, 2005, of Collegiate Funding Services, Inc. and JPMorgan Chase Bank, announcing the merger.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005	Collegiate Funding Services, Inc.
	By:	/s/ Kevin A. Landgraver
	Name:	Kevin A. Landgraver
	Title:	Chief Financial Officer and Executive Vice President

Exhibit Index

99.1	Joint Press Release, dated December 15, 2005, of Collegiate Funding Services, Inc. and JPMorgan Chase Bank, announcing the merger.